UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 22, 2005

Digimarc Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon		97008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 469-4800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Digimarc Corporation (the “Company”) previously reported that it had requested that the Nasdaq Listing Qualifications Panel (the “Nasdaq Panel”) further extend the deadline from March 16, 2005 to March 31, 2005 to file both the Company’s Form 10-Q for the third quarter of 2004 and the Company’s Form 10-K for the year ended December 31, 2004.

On March 22, 2005, the Nasdaq Panel notified the Company that the Nasdaq Panel had granted the Company’s request to extend the current deadline of March 16, 2005 to March 31, 2005 to file both the Company’s Form 10-Q for the third quarter of 2004 and Form 10-K for the year ended December 31, 2004, including all required restatements of prior period financial results.

Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission required by the Securities Exchange Act of 1934, as amended.  The Nasdaq Panel had previously determined to continue the listing of the Company’s common stock on the Nasdaq National Market, provided the Company filed by March 16, 2005 its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004, and the Company timely file all periodic reports for all reporting periods ending on or before December 31, 2005.  Nasdaq had further indicated that the filing of an extension request under Rule 12b-25 of the Securities Exchange Act of 1934 by the Company with respect to the filing deadlines of any periodic report for such reporting periods would not result in an automatic extension of these deadlines by Nasdaq.  The Company has filed with the SEC a Form 12b-25 with respect to its Form 10-K for the year ended December 31, 2004 that was due on March 16, 2005.  The Nasdaq Panel’s decision on March 22, 2005 provides that Company with additional time to file its Form 10-Q and Form 10-K to regain compliance with Nasdaq’s listing requirements.

The Company issued a press release on March 23, 2005 regarding the Nasdaq Panel’s decision.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation, dated March 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: March 23, 2005	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated March 23, 2005.